EXHIBIT 24

                                POWER OF ATTORNEY

     We, the undersigned directors of BNH Bancshares, Inc., hereby severally constitute F. Patrick McFadden, Jr. and John F. Trentacosta and each of them singly, our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Annual Report on Form 10-K of BNH Bancshares, Inc. for the fiscal year ended December 31, 1995, and generally to do all such things in our name and behalf in our capacities as directors to enable BNH Bancshares, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Annual Report.

SIGNATURE                                 TITLE                       DATE
---------                                 -----                       ----

/s/ F. PATRICK MCFADDEN, JR.        President and Chief          March 18, 1997
-----------------------------       Executive Officer and
F. Patrick McFadden, Jr.            Director

/s/ GEORGE M. DERMER                Chairman of the Board        March 18, 1997
-----------------------------       and Director
George M. Dermer

/s/ STEVEN P. AHERN                 Director                     March 18, 1997
-----------------------------
Steven P. Ahern

                                    Director                     March 18, 1997
-----------------------------
Martin R. Anastasio

/s/ EDWARD M. CROWLEY               Director                     March 18, 1997
-----------------------------
Edward M. Crowley

                                    Director                     March 18, 1997
-----------------------------
James J. Cullen

                                    Director                     March 18, 1997
-----------------------------
Jean G. LaMont

/s/ THOMAS M. DONEGAN               Director                     March 18, 1997
-----------------------------
Thomas M. Donegan

/s/ THEODORE F. HOGAN, JR.          Director                     March 18, 1997
-----------------------------
Theodore F. Hogan, Jr.

                                    Director                     March 18, 1997
-----------------------------
Lawrence M. Liebman

/s/ CARL M. PORTO                   Director                     March 18, 1997
-----------------------------
Carl M. Porto

/s/ VINCENT A. ROMEI                Director                     March 18, 1997
-----------------------------
Vincent A. Romei

/s/ STANLEY SCHOLSOHN               Director                     March 18, 1997
-----------------------------
Stanley Scholsohn

/s/ CHEEVER TYLER                   Director                     March 18, 1997
-----------------------------
Cheever Tyler